Dividends	12 Months Ended
Dec. 31, 2025
Stockholders' Equity Note [Abstract]
Dividends

23. Dividends

Dividends declared by the Company's PRC subsidiaries are based on the distributable profits as reported in their statutory financial statements reported in accordance with PRC GAAP, which differ from the results of operations reflected in the consolidated financial statements prepared in accordance with US GAAP. In 2023, $212 million (RMB1,503 million) in dividends was declared and paid by Sinovac Beijing, Sinovac LS and Sinovac Dalian to their respective minority shareholders. In 2024, $1,155 million (RMB8,432 million) in dividends was declared by Sinovac Beijing, Sinovac LS and Sinovac Dalian to their respective minority shareholders, of which $947 million (RMB6,814 million) in dividends was paid in 2024, and $213 million (RMB1,618 million) was retained as deferred dividend payment by Sinovac LS to its minority shareholders which was paid in 2025.

In 2025, a dividend of $21 million (RMB146 million) was declared and paid by Sinovac Beijing and Sinovac Dalian to their respective minority shareholders.

In 2026, a dividend of $24 million (RMB167 million) was declared and paid by Sinovac Beijing and Sinovac Dalian to their respective minority shareholders.

The Company's ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its PRC subsidiaries. As of December 31, 2025, the Company has $658 million dividend payable to common shareholders (2024 - $nil). The Company's board of directors had declared a special cash dividend of $55.00 per common share with total $3,958 million in April 2025, of which $3,300 million in dividends was paid by Sinovac Antigua to its shareholders in 2025, and $658 million was retained as deferred dividend payment to Sinovac Antigua's shareholders, mainly entitled to PIPE.